UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006

MISCOR GROUP, LTD.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

(574) 234-8131
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement, and

Item 2.01   Completion of Acquisition or Disposition of Assets.

On May 31, 2006, Magnetech Industrial Services of Alabama, LLC, an Indiana limited liability company (“Magnetech”) and subsidiary of MISCOR Group, Ltd., an Indiana corporation (“MISCOR”), acquired all of the assets of E. T. Smith Services of Alabama, Inc., an Alabama corporation (“Smith Services”) pursuant to the terms and subject to the conditions included in an Asset Purchase Agreement (the “Purchase Agreement”) dated May 31, 2006, among Magnetech, Magnetech Industrial Services, Inc., an Indiana corporation and subsidiary of MISCOR, Smith Services and Smith Services, Inc., a West Virginia corporation. The purchase price is the sum of $2,837,000, which was paid in cash at closing, plus an adjustment amount to be paid in cash seven days after the closing based on accounts receivable and accounts payable outstanding as of the closing date. The purchase price was financed pursuant to a loan from Laurus Master Fund, Ltd., MISCOR’s senior secured lender.

Smith Services provided electric motor repair, preventative maintenance and refurbishment for industrial companies such as utilities and manufacturers. The purchased assets include Smith Services’ repair facility located in Saraland, Alabama.

The above description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this report on Form 8-K and incorporated by reference herein. MISCOR issued a press release on June 1, 2006 announcing the completion of the acquisition. A copy of the press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(a)  The registrant will file the financial statements of Smith Services required by this Item by amendment not later than 71 calendar days after the date of this report on Form 8-K.

(b) The registrant will file the pro forma financial statements required by this Item by amendment not later than 71 calendar days after the date of this report on Form 8-K.

(c)  Exhibits

Exhibit No.	Description
2.1*	Asset Purchase Agreement dated May 31, 2006 among Magnetech Industrial Services of Alabama, LLC, Magnetech Industrial Services, Inc., E. T. Smith Services of Alabama, Inc. and Smith Services, Inc.

99.1	Press Release dated June 1, 2006 reporting acquisition of Smith Services

*MISCOR has omitted schedules and similar attachments to the Purchase Agreement pursuant to Item 601(b) of Regulation S-K. MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 1, 2006	MISCOR Group, Ltd.

	By:	/s/ Richard J. Mullin
	Name:	Richard J. Mullin
	Title:	Chief Financial Officer